July 8, 1999

                         SUPPLEMENT TO THE PROSPECTUS OF
                          PIONEER STRATEGIC INCOME FUND
                              DATED APRIL 15, 1999


The following information supplements the corresponding section in the prospectus. Please consult the prospectus for the full text of the revised section.

BASIC INFORMATION ABOUT THE FUND

FEES AND EXPENSES

Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to further limit other operating expenses of the fund to the extent required to reduce Class A expenses to 0.75% of the average daily net assets attributable to Class A shares; the portion of fund expenses attributable to Class B and Class C shares will be reduced only to the extent such expenses are reduced for Class A shares. This agreement is voluntary and temporary and may be revised or terminated at any time.





                                                                       0799-6811
                                             (C) Pioneer Funds Distributor, Inc.